INVESTOR RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 20, 2005, by and between Clinical Data, Inc., a Delaware corporation (the "Company"), and RAM Trading, Ltd., a Cayman Islands exempted company (the "Preferred Stockholder").

     WHEREAS, the Preferred Stockholder will be acquiring that number of shares of Series A Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), of the Company provided for in Exhibit C to the Agreement and Plan of Merger dated as of June 20, 2005, by and among the Company, Safari Acquisition Corp., and Genaissance Pharmaceuticals, Inc., a Delaware corporation (the "Merger Agreement");

     WHEREAS, the Company has agreed to enter into this Agreement to provide the Preferred Stockholder with certain registration rights, as well as certain other rights and remedies set forth in this Agreement with respect to the shares of Series A Preferred Stock to be acquired by the Preferred Stockholder in the Merger Agreement; and

     WHEREAS, the closing and consummation of the transactions contemplated by the Merger Agreement is conditioned upon this Agreement being executed by the parties hereto simultaneously with the execution of the Merger Agreement, to become effective upon the closing and consummation of the transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS.

          1.1 Unless otherwise stated herein, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

          1.2 Unless otherwise provided in this Agreement, capitalized terms used herein shall have the following meanings:

     "Advice" has the meaning specified in Section 3.

     "Agreement" has the meaning set forth in the first paragraph hereof.

     "Closing Date" shall mean the closing and consummation of the transactions contemplated by the Merger Agreement.

     "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

     "Company" has the meaning set forth in the first paragraph hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the SEC thereunder, as the same may be amended from time to time.

     "Holder" means the Preferred Stockholder and any transferee of the Preferred Stockholder's Registrable Securities with respect to the rights that such transferee shall have acquired in accordance with Section 8, at such times as such Persons shall own Registrable Securities.

     "Losses" has the meaning specified in Section 7.1.

     "Merger Agreement" has the meaning set forth in the first recital above.

     "Participating Holders" means the Holders participating in a registration hereunder.

     "Preferred Stockholder" has the meaning set forth in the first paragraph hereof.

     "Registrable Securities" means (a) any Common Stock issued upon the conversion of any Series A Preferred Shares and (b) any Common Stock issued or issuable with respect to the securities referred to in clause (a) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (i) distributed to the public pursuant to an offering registered under the Securities Act, (ii) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) become eligible for sale (with respect to any Holder thereof) pursuant to Rule 144 promulgated under the Securities Act within a six-month period in accordance with the limitations set forth in Rule 144(e) promulgated under the Securities Act, (iv) eligible for sale (with respect to any Holder thereof) under Rule 144(k) of the Securities Act (or any similar or successor rule become eligible for resale pursuant to the provisions of Rule 144 of the Securities Act), or (v) otherwise transferred and new certificates for them not bearing a restrictive legend as provided by the Securities Act, and the rules and regulations promulgated thereunder, have been delivered by the Company. For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire Registrable Securities, and such Person shall be entitled to exercise the rights of a Holder of such Registrable Securities hereunder.

     "SEC" means the Securities and Exchange Commission, including any governmental authority or agency succeeding to the functions thereof.

     "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the SEC thereunder, as the same may be amended from time to time.

     "Series A Preferred Stock" has the meaning set forth in the first recital above.

     "Shelf Registration Statement" means a registration statement on Form S-3 (except if the Company is not then eligible to register the Registrable Securities on Form S-3, any other appropriate form) filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all Registrable Securities, among other capital stock issued or issuable by the Company, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the SEC, filed by the Company pursuant to the provisions of Section 2, including any amendments (including post-effective amendments) and supplements to such registration statement.

     "Suspension Period has the meaning specified in Section 3.

     "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     "Violation" has the meaning specified in Section 7.1.

     2. SHELF REGISTRATION.

          2.1 The Company shall use its commercially reasonable efforts to prepare and file with the SEC, no later than 45 days following the Closing Date, a Shelf Registration Statement relating to the offer and sale on a continuous basis of the Registrable Securities, among other capital stock issued by the Company, and, thereafter, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act no later than 120 days following the Closing Date. The Shelf Registration Statement shall contain a "Plan of Distribution" section as is reasonably requested by the Holders. If the Company fails to meet the filing and/or effectiveness deadlines set forth in this Section 2.1, the Company shall nonetheless be obligated to file the Shelf Registration Statement with the SEC and to use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable following the applicable deadline provided in this Section 2.1 for so long as the Preferred Stockholder named in the first paragraph of this Agreement or an Affiliate of such Preferred Stockholder holds any Series A Preferred Shares.

          2.2 This Section shall not apply to a registration of shares of Common Stock on Form S-4 or Form S-8 or their then equivalent forms relating to an offering of shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or otherwise issuable in connection with any stock option, stock purchase or other employee benefit plan

          2.3 The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act (subject to Section 3) until the earlier of (i) the date that all Registrable Securities covered by the Shelf Registration Statement have been publicly sold, or (ii) the date on which all Registrable Securities not otherwise sold pursuant to clause
(i) and covered by the Shelf Registration Statement may be sold pursuant to Rule 144(k).

          2.4 If the Holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section and the Company shall include such information in the written notice to other holders referred to above. The right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's agreeing to participate in such underwriting and to permit inclusion of such holder's Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the Company may designate the managing underwriter of such offering. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     3. TEMPORARY SUSPENSIONS OF SHELF REGISTRATION STATEMENT. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to prepare and file a registration statement pursuant to the provisions of this Agreement if the Company delivers to the Holders of Registrable Securities who have requested registration a certificate signed by the President or the Chief Executive Officer stating that a Material Transaction exists at the time of such request; provided, however, that (i) the Company may not utilize such right more than twice during any twelve-month period, and (ii) such right, when exercised, shall extend for a period not to exceed 90 days from the delivery date of such certificate (a "Suspension Period"). For purposes of this Section, "Material Transaction" means any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged in, including, without limitation, a purchase or sale of assets or securities, financing, merger, consolidation or any other transaction that may require disclosure pursuant to the Exchange Act and with respect to which the Company's Board of Directors has reasonably determined in good faith that compliance with this Agreement will either materially interfere with Company's ability to consummate such transaction or require the Company to disclose material, non-public information prior to such time it would otherwise be required to be disclosed. The Company shall provide written notice to the Holders to require the Holders to suspend the use of the prospectus forming a part of the Shelf Registration Statement for sales of Registrable Securities. Immediately upon receipt of such notice, the Holders of Registrable Securities covered by the Shelf Registration Statement shall suspend the use of the prospectus forming a part of the Shelf Registration Statement until requisite changes to such prospectus have been made as required herein or until the Holders are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed. After the expiration of any Suspension Period and without any further request from a Holder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus forming a part thereof, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of Registrable Securities included therein, such prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4. REGISTRATION PROCEDURES; ADDITIONAL AGREEMENTS. With respect to the Company's obligations under Section 2, the Company shall:

          4.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one firm of counsel selected by the Participating Holders holding a majority of the Registrable Securities covered by such registration statement copies of all such documents in the form substantially as proposed to be filed with the SEC at least three (3) Business Days (or with respect to any prospectus or any amendment or supplement, at least two (2) Business Days) prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if any Participating Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto, and if such review lasts longer than 48 hours, the filing and effectiveness requirements set forth in Section 2 shall be suspended during the pendency of such review.

          4.2 Notify each Participating Holder of the effectiveness of any registration statement with respect to the Registrable Securities and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. The Company shall amend the registration statement or supplement the prospectus included therein so that it will remain current and in compliance with the requirements of the Securities Act for the period specified in Section 2.2, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Participating Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Participating Holder such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement.

          4.3 Furnish to each of the Participating Holders, without charge, such numbers of copies of such registration statement, any pre-effective or post-effective amendment thereto, the prospectus included therein, including each preliminary prospectus, and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act, and such other related documents as any such Participating Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holders.

          4.4 Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Participating Holders owning a majority of the Registrable Securities to be included in such registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation, to consent to general service of process or to subject itself to taxation in any state or jurisdiction.

          4.5 Promptly notify each Participating Holder of any stop order issued by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          4.6 Make available for inspection by any Participating Holder and the representatives of such Holders all financial and other information as shall be reasonably requested by them, and provide such Holders the reasonable opportunity to discuss the business affairs of the Company with its principal executives and with the independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act, and in each case subject to the execution of a confidentiality agreement in a form acceptable to the Company.

          4.7 Use all reasonable efforts to cause all Registrable Securities to be listed on the NASDAQ National Market or the NASDAQ Small Cap Market.

          4.8 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     5. HOLDERS' OBLIGATIONS. It shall be a condition precedent to the obligations of the Company to undertake any action pursuant to this Agreement with respect to the Registrable Securities of any Participating Holder of Registrable Securities that such Participating Holder shall promptly furnish to the Company such information regarding such Participating Holder (including name and address), the number of the Registrable Securities beneficially owned by it (as required by Section 13 of the Exchange Act), the number of Registrable Securities being registered and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

     6. REGISTRATION EXPENSES.

          6.1 Company Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and its independent certified public accountants, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted shall be borne by the Company.

          6.2 Holder Expenses. In connection with a registration hereunder, the Company shall reimburse the Holders with Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and the fees and expenses of any advisers, consultants, and other agents retained by the Participating Holder (including, without limitation, all salaries and expenses of a participating Holder's officers, directors and employees performing legal, financial analysis or accounting duties), such fees and expenses not to exceed $25,000 in the aggregate, as well as the fees and expenses (including discounts and commissions) of any underwriter retained by the Company and/or the Participating Holder in connection with the offer, sale and distribution of the Registrable Securities under the Securities Act.

     7. INDEMNIFICATION; CONTRIBUTION.

          7.1 With respect to a Shelf Registration Statement, to the extent permitted by applicable law, the Company shall indemnify and hold harmless each Participating Holder, each Person, if any, who controls such Participating Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Participating Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation (collectively, "Losses"), incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

          (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; or

          (c) any violation or alleged violation by the Company of any federal or state securities law applicable to the Company relating to any action or inaction by the Company in connection with the registration effected by the registration statement;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of the indemnified party expressly for use in connection with such registration; provided, further, that any indemnification required by this Section 7.1 shall not apply to any Participating Holder to the extent that any such Loss is based on or arises out of (i) sales of Registrable Securities during any Suspension Period or (ii) an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has been delivered to any such Participating Holder but has not been sent or given by any such Participating Holder to such Person alleging damage.

          7.2 To the extent permitted by applicable law, each Participating Holder shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act against any and all Losses incurred by the Company or such Person pursuant to any actual or threatened action, suit, proceeding or investigation, or to which the Company or any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such Losses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based upon and in conformity with written information furnished by or on behalf of a Participating Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the relevant Participating Holder, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity obligation under this Section 7.2 exceed the net proceeds from the applicable offering received by such Participating Holder.

          7.3 (a) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof. The failure to deliver written notice to the indemnifying party as soon as practicable following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 to the extent of such prejudice but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within forty five (45) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder).

          (b) Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (ii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties.

          7.4 If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses referred to in this Section 7:

          (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          7.5 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

          7.6 The obligations of the Company and the Participating Holders under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     8. TRANSFER OF REGISTRATION RIGHTS. The rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any Affiliate of such Holder in connection with the Transfer of Registrable Securities to such Affiliate, in all cases, if (a) the transferor shall have delivered to the Company written notification of such proposed Transfer, setting forth the name of the transferor, name and address of the transferee, and the number of Registrable Securities which shall be so Transferred, (b) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and the Company is provided a copy of such agreement and (c) the transferor is Transferring at least twenty-five percent (25%) shares of Series A Preferred Stock (as adjusted for any stock split, stock dividend, recapitalization or otherwise) acquired by the Preferred Stockholder under the Merger Agreement.

     9. NEGATIVE COVENANTS.

          9.1 For so long as the Preferred Stockholder or its Affiliates own in the aggregate at least 125,000 shares of Series A Preferred Stock (as adjusted for any stock split, stock dividend, recapitalization or otherwise affecting the Series A Preferred Stock), the Company shall not, without the vote or written consent of the holders of 66-2/3% of the shares of Series A Preferred Stock then outstanding (the "Supermajority Preferred Holders"):

     (1) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of any capital stock or other equity securities of the Company (or any securities convertible into or exchangeable for any capital stock or other equity securities of the Company) having rights, preference, privileges or priorities pari passu with or senior to the Series A Preferred Stock;

     (2) directly or indirectly redeem, purchase or otherwise acquire any of the Company's capital stock or other equity securities (including warrants, options and other rights to acquire such capital stock or other equity securities) other than (A) the Series A Preferred Stock pursuant to the terms of the Series A Preferred Stock and (B) shares of its capital stock or other equity securities repurchased or otherwise acquired (i) upon the termination of employment of an officer, employee, director or consultant of the Company, or (ii) in connection with the surrender of shares of capital stock or other equity securities, in each case pursuant to an option agreement or restricted stock purchase agreement or comparable agreement approved by the Board of Directors of the Company;

     (3) (A) liquidate, dissolve or wind up the Company, (B) commence a voluntary case under any applicable bankruptcy law, (C) consent to the appointment of, or taking possession by, a receiver of the Company or for all or substantially all of the property and assets of the Company, or (D) effect any general assignment for the benefit of creditors of the Company;

     (4) create, incur, assume or suffer to exist any Indebtedness; provided, however, the Company may incur Indebtedness if the amount of Indebtedness outstanding at such time (including the Indebtedness so incurred) does not exceed 100% of the amount of the Company's Stockholders Equity (as determined in accordance with generally accepted accounting principles consistently applied by the Company, and measured as of the end of the last completed quarterly period prior to the incurrence of any such Indebtedness);

     (5) fail to continue to have the Common Stock to be quoted on the Nasdaq National Market or the Small Cap Market of The Nasdaq Stock Market, or listed on the New York Stock Exchange agree to do any of the foregoing; or

     (6) materially breach any covenant contained in this Agreement or in the terms of the Series A Preferred Stock.

     As used in Section 9.1(4) above, "Indebtedness" means (i) all obligations of the Company for borrowed money or in respect of loans or advances; (ii) all obligations of the Company evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of the Company in respect of letters of credit, whether or not drawn; (iv) any Indebtedness of a third Person that is guaranteed by the Company; or (v) any obligations under capitalized leases with respect to which the Company is liable.

          9.2 Enforcement Remedies.

     (a) In the event of any breach by the Company of any of the foregoing covenants which is not remedied or cured by the Company within thirty (30) days following written notice of such breach by the Preferred Stockholder to the Company (an "Event of Default"), the Preferred Stockholder shall be entitled to enforce such rights specifically to recover damages to the Preferred Stockholder caused by reason of any Event of Default and to exercise all other rights granted by law. The Company agrees and acknowledges that money damages may not be an adequate remedy for any Event of Default, and that the Preferred Stockholder may apply for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of Section 9 of this Agreement.

     (b) At the election of the Supermajority Preferred Holders, following the occurrence of an Event of Default which is unremedied or uncured after the thirty-day period set forth above, the Preferred Stockholder shall have the option to require the Company to redeem, retire and repurchase for cash the outstanding shares of Series A Preferred Stock then held by the Preferred Stockholder at the then outstanding Accreted Value of the Series A Preferred Stock (as defined in the terms of the Series A Preferred Stock). Such redemption shall be made with 90 days following delivery of written notice to the Company by the Preferred Stockholder of an election to redeem.

     10. MISCELLANEOUS.

          10.1 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any party may apply for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          10.2 Amendments and Waivers.

     (a) This Agreement may not be amended, modified or supplement except by a written instrument signed by each of the Company and the Holders of a majority of the then outstanding Registrable Securities.

     (a) Any term or provision of this Agreement may be waived, or the time for performance extended, as authorized in writing by the party or parties entitled to the benefit thereof. No waiver of any term or condition of this Agreement shall operate as a waiver of any other breach of such term and condition or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          10.3 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

          10.4 Entire Agreement. This Agreement, together with the Merger Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions and understandings between the parties hereto with respect to such subject matter.

          10.5 Severability. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law and in such a way as to, as closely as possible, achieve the intended economic effect of such provision and this Agreement as a whole, but if any provision contained herein is, for any reason, held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or any other provisions hereof, unless such a construction would be unreasonable.

          10.6 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered
(a) when delivered personally, (b) if transmitted by facsimile when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, three Business Days after mailing or
(d) if sent by reputable overnight courier service, one Business Day after delivery to such service; and shall be addressed as follows:

If to the Company, to:                       with a copy to:
---------------------                        --------------

Clinical Data, Inc.                          McDermott Will & Emery LLP
One Gateway Center                           28 State Street
Newton, Massachusetts 02458                  Boston, Massachusetts 02109
Attention:  Chief Financial Officer          Attention:  John Hession
Facsimile:  (401) 233-1570                   Facsimile:  (617) 535-3800

If to the Preferred Stockholder, to:         with a copy to:
-----------------------------------          --------------

RAM Trading, Ltd.                            Sidley Austin Brown & Wood LLP
c/o Ritchie Capital Management, LLC          Bank One Plaza
2100 Enterprise Avenue                       10 South Dearborn Street
Geneva, Illinois 60134                       Chicago, Illinois  60603
Attention:  General Counsel                  Attention:  Michael A. Gordon, Esq.
Facsimile:  (630) 232-3863                   Facsimile:  (312) 853-7036

          10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          10.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts (including via facsimile), each of which will be considered an original instrument, but all of which together will be considered one and the same agreement, and will become binding when one or more counterparts have been signed by and delivered to each of the parties.

          10.9 Termination. This Agreement may be terminated at any time by a written instrument signed by all parties hereto.

          10.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          10.11 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          10.12 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

          10.13 Effectiveness; Termination. This Agreement is being executed and delivered by each of the parties in connection with the execution and delivery of the Merger Agreement. Notwithstanding anything contained herein to the contrary, this Agreement shall expressly take effect only upon, and simultaneously with, the closing and consummation of the transactions contemplated by the Merger Agreement. This Agreement shall automatically terminate, and neither the Company nor the Preferred Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, and (b) provided that the merger transaction contemplated by the Merger Agreement has not occurred, the date of termination of the Merger Agreement in accordance with its terms.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be executed the day and year first above written.


                                    CLINICAL DATA, INC.





                                    By:        /s/ Israel M. Stein
                                             -----------------------------------
                                             Name:  Israel M. Stein, M.D.
                                             Title:  President and CEO


                                    RAM TRADING, LTD.




                                    By:        /s/ John Stocchetti
                                             -----------------------------------
                                             Name:  John Stocchetti
                                             Title:  Chief Financial Officer